GOF-P11 08/25

SUPPLEMENT DATED AUGUST 1, 2025
TO THE SUMMARY PROSPECTUS, PROSPECTUS AND
STATEMENT OF ADDITIONAL INFORMATION (“SAI”)
OF EACH FUND LISTED IN SCHEDULE A

Effective August 1, 2025, Templeton Asset Management Ltd. will no longer serve as sub-advisor of each Fund listed in Schedule A. Therefore the summary prospectus, prospectus and SAI of each Fund listed in Schedule A are amended as follows:

1.  The section “Fund Summary – Sub-Advisor” in the Fund’s summary prospectus and prospectus is deleted in its entirety.

2. The following replaces Peter D. Sartori’s biography in the “Fund Summary – Portfolio Managers” section of the Fund’s summary prospectus and prospectus:

Peter D. Sartori

Portfolio Manager of Global Advisors and portfolio manager of the Fund since March 2024.

3.  The second paragraph under “Fund Details – Management” in the Fund’s prospectus is deleted in its entirety.

4. The following replaces Peter D. Sartori’s biography in the “Fund Details – Management” section of the Fund’s prospectus:

Peter D. Sartori, Portfolio Manager of Global Advisors

Mr. Sartori has been portfolio manager of the Fund since March 2024, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton in 2019.

5. The last paragraph under the “Management and Other Services – Investment manager and services provided” section of the Fund’s SAI is deleted in its entirety.

6. The following is added as the last sentence to the second to last paragraph under “Management and Other Services – Management fees” in the Fund’s SAI:

The sub-advisor was terminated effective August 1, 2025.

SCHEDULE A

Fund	Date of Summary Prospectus, Prospectus and SAI
TEMPLETON GROWTH FUND, INC. Templeton Growth Fund TEMPLETON FUNDS Templeton World Fund	January 1, 2025 January 1, 2025

Please retain this supplement for future reference.